SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2003


                                  CYTODYN, INC.
                          (formerly RexRay Corporation)
             (Exact name of registrant as specified in its charter)

                              --------------------

                                 AMENDMENT NO. 1




           Colorado                 000-49908               75-3056237
   --------------------------------------------------------------------------
   (State of incorporation)   (Commission File No.)   (IRS Employer I.D. No.)



          200 West DeVargas Street, Suite 1, Santa Fe, New Mexico 87501
               (formerly 16200 WCR 18E, Loveland, Colorado 80537)
                     ---------------------------------------
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (505) 988-5520

Item 1. Change in Control of Registrant and Item 2, Acquisition or Disposition of Assets.

Item 1 is amended and restated as follows:

On October 28, 2003, RexRay Corporation, the Registrant, and CytoDyn of New Mexico, Inc. closed the transactions under the Acquisition Agreement between them dated September 30, 2003. The Acquisition Agreement was amended effective November 20, 2003. As provided in the Acquisition Agreement, RexRay:

     o    Effected a one-for-two split and
     o    Issued to CytoDyn 5,362,640 post-split shares, and
     o Amended (effective October 23, 2003) its Articles of Incorporation to change its name to CytoDyn, Inc.

As consideration for the issuance of the shares to it, CytoDyn of New Mexico:

     o Assigned a Patent License Agreement dated July 1, 1994 between CytoDyn of New Mexico and Allen D. Allen, covering United States patent numbers 5424066, 5651970, and 6534057, and related foreign patents and patents pending, for a method of treating HIV disease with the use of monoclonal antibodies,
     o Assigned its trademarks, CytoDyn and Cytolin, and related trademark symbol, and
     o    Paid $10,000 in cash.

CytoDyn of New Mexico retained all other assets, including its shares of Amerimmune Pharmaceuticals, Inc.

As a result of these transactions under the Acquisition Agreement,

     o CytoDyn of New Mexico owns 5,362,640 of the 6,252,640, or 85.76%, of the outstanding shares of CytoDyn (RexRay).
     o Allen D. Allen became a director, president, and chief executive officer of CytoDyn (RexRay). He has indirect ownership of 33.9% of CytoDyn (RexRay) because of his 39.5% ownership of the outstanding common stock of CytoDyn of New Mexico.
     o Corinne Allen became a director, treasurer, and chief financial officer of CytoDyn (RexRay). She has indirect ownership of 27.1% of CytoDyn (RexRay) because of her 31.59% ownership of the outstanding common stock of CytoDyn of New Mexico.
     o James Weigand, the former president, director, and controlling shareholder of CytoDyn (RexRay), resigned his positions as an officer and director and now owns 400,000 post-split shares of CytoDyn (RexRay), or 6.4%, compared to his previous ownership of 44.9%.
     o All former CytoDyn (RexRay) directors resigned. Allen D. Allen, Corinne Allen, Peggy Pence, Ph.D., Dan Strickland, M.D., and Ronald Tropp became directors. Brian McMahon became the Executive Vice President of CytoDyn (RexRay).
     o The address of the principal executive office of the corporation was changed to 200 West DeVargas Street, Suite 1, Santa Fe, New Mexico 87501, and its telephone number was changed to (505) 988-5520.

CytoDyn (RexRay) knows of no arrangements that may in the future cause another change in control to occur.

CytoDyn (RexRay) will use the Patent License Agreement, trademarks, and cash it received in the transaction with CytoDyn of New Mexico to continue development of the method of treating HIV disease with the use of monoclonal antibodies.

Item 7.  Financial Statements and Exhibits

The relevant disclosures required by Item 7 which were not previously filed, consisting of the Acquisition Agreement and Amendment Number 1 to it, are filed as exhibits herewith.

                           CytoDyn, Inc. Exhibit Index

Exhibit Number        Description                           Method of Filing
--------------        -----------                           ----------------
10.1                  Acquisition Agreement dated           Filed electronically
                      September 30, 2003, and               with this Form
                      Amendment Number 1 to the
                      Acquisition Agreement dated
                      November 20, 2003





                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  CytoDyn, Inc.


     Date:  January 12, 2004                      By: /s/ Allen D. Allen
                                                  --------------------------
                                                  Allen D. Allen, President,
                                                  Chief Executive Officer

                           CYTODYN, INC. EXHIBIT INDEX


Exhibit Number        Description                           Method of Filing
--------------        -----------                           ----------------
10.1                  Acquisition Agreement dated           Filed electronically
                      September 30, 2003, and               with this Form
                      Amendment Number 1 to the
                      Acquisition Agreement dated
                      November 20, 2003